UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 2, 2011
LODGENET INTERACTIVE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (605) 988-1000
n/a

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers: Election of Directors; appointment of Principal Officers.
     R. F. Leyendecker, who has served as a director of the Company for more than 20 years, has decided to retire from the Board effective June 2, 2011 and chose not to stand for re-election at the annual meeting held on June 2, 2011. The Board does not intend to fill the director vacancy at this time. The Board believes it can effectively represent the shareholders and carry out its responsibilities with an eight member board.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     On June 2, 2011, LodgeNet Interactive Corporation (“LodgeNet”) held its 2011 Annual Meeting. At the meeting, the holders of 22,828,546 shares were represented in person or by proxy. The following is a summary of the matters voted on at the 2011 Annual Meeting:
     1. Two directors were elected based upon the following votes:

	For	Withheld	Broker Non-votes
Vikki Pachera	13,501,764	1,462,842	7,863,940
Edward L. Shapiro	11,077,425	3,887,181	7,863,940
     2. The Shareholder Rights Plan adopted by the Stockholders in May 2008 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-votes
8,359,104	6,538,500	6,002	7,863,940
     3. The appointment of PricewaterhouseCoopers LLP as LodgeNet’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-votes
22,755,060	44,385	29,101	0
     4. Executive compensation was approved with an advisory vote with the following votes:

For	Against	Abstain	Broker Non-votes
14,650,447	299,678	14,481	7,863,940
     5. Advisory vote as to whether the stockholder advisory vote to approve executive compensation should occur yearly, every two years or every three years. The voting results were as follows:

One Year	Two Years	Three Years	Abstain
14,733,355	30,571	176,193	24,487

     The advisory vote on the frequency of the advisory vote on compensation for our named executive officers was held at the June 2, 2011 Annual Meeting of the Shareholders of the Company. The majority of shareholder votes were in favor of an advisory vote on executive compensation being conducted every year, as recommended by our Board of Directors. In light of the voting results supporting the Board recommendation, the Company’s Board of Directors, at its June 2, 2011 Board meeting, determined that the Company will hold an advisory vote on the executive compensation of our named executive officers every year, until the next required advisory vote on frequency of the advisory vote on executive compensation. The next advisory vote on the frequency of the vote is required in six years at the Company’s Annual Shareholder Meeting held in 2017.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2011	By:	/s/ James G. Naro
James G. Naro
		Its	Senior Vice President, General Counsel, Secretary and Chief Compliance Officer